Exhibit 10.71

Las Vegas Sands Corp.

2004 EQUITY AWARD PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of December     , 2004 (the “Date of Grant”), is made by and between Las Vegas Sands Corp., a Nevada corporation (the “Company”), and                      (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which options may be granted to purchase shares of the Company’s Common Stock; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Participant a nonqualified stock option to purchase the number of shares of the Company’s Common Stock provided for herein.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.                                       Grant of Option.

The Company hereby grants on the Date of Grant to the Participant an option (the “Option”) to purchase         shares of Common Stock (such shares of Common Stock, the “Option Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.                                       Incorporation by Reference, Etc.

The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.                                       Terms and Conditions.

(a)                                  Option Price.  The price at which the Participant shall be entitled to purchase the Option Shares upon the exercise of all or any portion of the Option shall be $                     per Option Share.

(b)                                 Expiration Date.  Subject to Section 3(d) hereof, the Option shall expire at the end of the period commencing on the Date of Grant and ending at 11:59 p.m. Eastern Standard Time on the day preceding the tenth anniversary of the Date of Grant (the “Option Period”).

(c)                                  Exercisability of the Option.

(i)                                     Subject to the Participant’s continued employment with the Company or an Affiliate and except as may otherwise be provided herein, the Option shall become vested and exercisable as to twenty-five percent (25%) of the Option Shares on each of the first, second, third and fourth anniversaries of January 1, 2005.

(ii)                                  The Option may be exercised only by written notice, substantially in the form attached hereto as Exhibit A (or a successor form provided by the Committee) delivered in person or by mail in accordance with Section 6(a) hereof and accompanied by payment therefor.  The purchase price of the Option Shares shall be paid by the Participant to the Company (i) in cash and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, that, if deemed necessary by the Company’s independent accounting firm in order to avoid an accounting charge to earnings for compensation on account of the exercise of the Option, such shares of Stock shall be Mature Shares, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Option Shares, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow in writing.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, as amended, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(d)                                 Effect of Termination of Employment on the Option.

(i)                                     Death/Disability.  If the Participant’s employment is terminated with the Company and its Affiliates due to the Participant’s death or by the

2

Company or any Affiliate due to Disability, the Option shall become vested and exercisable on the date of such termination to the extent the Option would have become vested and exercisable during the twelve (12) month period immediately following the date of such termination had the Participant remained employed on the last day of such twelve-month period.  The unvested portion of the Option shall expire on the date of termination and the vested portion of the Option (including any portion vested pursuant to the previous sentence of this Section 3(d)(i)), shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) the first anniversary of the date of termination on account of death or Disability.

(ii)                                  Termination Without Cause or for Good Reason.  If the Participant’s employment with the Company and its Affiliates is terminated by the Company or any Affiliate without Cause or by the Participant for “Good Reason” (as defined below), the Option shall become vested and exercisable on the date of such termination as to 100% of the Option Shares and shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety days (90) following such termination.  For purposes of this Agreement, “Good Reason” shall mean “Good Reason” as such term is defined in any agreement (other than this Agreement) between the Participant and the Company or an Affiliate, and absent such an agreement, shall be inapplicable.

(iii)                               Termination for Cause or by the Participant without Good Reason.  If the Participant’s employment with the Company and its Affiliates is terminated by the Company or any Affiliate for Cause, both the unvested and the vested portions of the Option shall terminate on the date of such termination.  If the Participant terminates his employment other than for Good Reason, the unvested portion of the Option shall expire on the date of termination and the vested portion of the Option shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety (90) days following such termination.

(iv)                              Non-Renewal Termination.  If the Participant’s employment is terminated due to a “Non-Renewal Termination,” as such term is defined in any employment agreement between the Participant and the Company or an Affiliate, the Option shall continue to vest in accordance with the vesting schedule set forth in Section 3(c)(i) as if the Participant had remained employed by the Company through the date on which the Option would otherwise have become vested as to 100% of the Options Shares.  The Option shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety (90) days following the date upon which the Option becomes vested as to 100% of the Option Shares.

(v)                                 Retirement.  If the Participant’s employment is terminated by the Participant for other than Good Reason on at least sixty (60) days prior written notice after the Participant has attained age 65, the Option shall continue to vest in accordance with the vesting schedule set forth in Section 3(c)(i) as if Participant had remained employed by the Company through the date on which the Option would otherwise have become vested as to 100% of the Option Shares.  The Option shall remain exercisable by the Participant until the expiration of the Option Period.

3

(e)                                  Compliance with Legal Requirements.  The granting and exercising of the Option, and any other obligations of the Company under this Agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.  The Committee, in its sole discretion, may postpone the issuance or delivery of Option Shares as the Committee may consider appropriate and may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Option Shares in compliance with applicable laws, rules and regulations.

(f)                                    Transferability.  The Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

(g)                                 Rights as Stockholder.  The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Option Shares, and (iii) the Participant’s name shall have been entered as a stockholder of record with respect to such Option Shares on the books of the Company.

(h)                                 Tax Withholding.  Prior to the delivery of a certificate or certificates representing the Option Shares, the Participant must pay in the form of a certified check to the Company any such additional amount as the Company determines that it is required to withhold under applicable federal, state or local tax laws in respect of the exercise or the transfer of Option Shares; provided that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

4.                                       Miscellaneous.

(a)                                  Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

With a copy to:

4

Charles D. Forman
Director, Member of the Compensation Committee
300 First Avenue
Needham, Massachusetts 02494

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(b)                                 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  No Rights to Employment.  Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(d)                                 Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(e)                                  Beneficiary.  The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(f)                                    Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(g)                                 Entire Agreement.  This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.  The Participant agrees and acknowledges that this Agreement supersedes all prior

5

stock option agreements between the Participant and the Company, and that all such prior agreements are void and unenforceable.

(h)                                 Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Nevada.

(i)                                     Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(j)                                     Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

Las Vegas Sands Corp.

By:
Name:
Title:

[ Name of Participant]

[Signature Page to Nonqualified Stock Option Agreement]

Exhibit A

NOTICE OF OPTION EXERCISE

PURSUANT TO THE LAS VEGAS SANDS CORP.

2004 EQUITY AWARD PLAN

To exercise your option to purchase shares of Las Vegas Sands Corp. (the “Company”)  Common Stock (“Shares”), please fill out this form and return it to the General Counsel of the Company, together with either a certified check in the amount of the exercise price due, which is the product of the number of Shares with respect to which you are exercising the Option and the per share exercise price, or shares of Common Stock with a Fair Market Value equal to the exercise price due.  You are not required to exercise your option with respect to all Shares thereunder.  You also must include, as applicable, either a certified check in the amount of any required payroll taxes and income tax withholding due in connection with your exercise or shares of Common Stock with a Fair Market Value equal to the amount of any required payroll taxes and income tax withholding due in connection with your exercise, unless the Committee administering the Las Vegas Sands Corp. 2004 Equity Award Plan specifically provides for such obligation to be satisfied in a different manner.

I hereby exercise my right to purchase                  Shares under the option granted to me pursuant to the Nonqualified Stock Option Agreement between myself and the Company, dated as of December      , 2004.  I am vested in my option as to the Shares being purchased hereunder.  I have enclosed either (a) one or more certified checks covering both the exercise price of $                 and the required payroll taxes and income tax withholding of $                or (b) shares of Common Stock with a Fair Market Value equal to both the exercise price of $                    and, if so permitted by the Committee the required payroll taxes and income tax withholding of $                 (if not so permitted, please enclose a certified check for the withholding).  (Please contact the office of the General Counsel of the Company to determine the amount of any required payroll taxes and income tax withholding.)  I hereby represent that, to the best of my knowledge and belief, I am legally entitled to exercise this Option.

Signature:

Printed Name:

A-1

Social Security Number:

Date:

A-2

Las Vegas Sands Corp.

2004 EQUITY AWARD PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of December      , 2004 (the “Date of Grant”), is made by and between Las Vegas Sands Corp., a Nevada corporation (the “Company”), and                          (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which options may be granted to purchase shares of the Company’s Common Stock; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Participant a nonqualified stock option to purchase the number of shares of the Company’s Common Stock provided for herein.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.                                       Grant of Option.

The Company hereby grants on the Date of Grant to the Participant an option (the “Option”) to purchase       shares of Common Stock (such shares of Common Stock, the “Option Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.                                       Incorporation by Reference, Etc.

The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.                                       Terms and Conditions.

(a)                                  Option Price.  The price at which the Participant shall be entitled to purchase the Option Shares upon the exercise of all or any portion of the Option shall be $                        per Option Share.

(b)                                 Expiration Date.  Subject to Section 3(d) hereof, the Option shall expire at the end of the period commencing on the Date of Grant and ending at 11:59 p.m. Eastern Standard Time on the day preceding the tenth anniversary of the Date of Grant (the “Option Period”).

(c)                                  Exercisability of the Option.

(i)                                     Subject to the Participant’s continued employment with the Company or an Affiliate and except as may otherwise be provided herein, the Option shall become vested and exercisable as to twenty-five percent (25%) of the Option Shares on each of the first, second, third and fourth anniversaries of January 1, 2005.

(ii)                                  The Option may be exercised only by written notice, substantially in the form attached hereto as Exhibit A (or a successor form provided by the Committee) delivered in person or by mail in accordance with Section 6(a) hereof and accompanied by payment therefor.  The purchase price of the Option Shares shall be paid by the Participant to the Company (i) in cash and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, that, if deemed necessary by the Company’s independent accounting firm in order to avoid an accounting charge to earnings for compensation on account of the exercise of the Option, such shares of Stock shall be Mature Shares, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Option Shares, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow in writing.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, as amended, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(d)                                 Effect of Termination of Employment on the Option.

(i)                                     Death/Disability.  If the Participant’s employment is terminated with the Company and its Affiliates due to the Participant’s death or by the

Company or any Affiliate due to Disability, the Option shall become vested and exercisable on the date of such termination to the extent the Option would have become vested and exercisable during the twelve (12) month period immediately following the date of such termination had the Participant remained employed on the last day of such twelve-month period.  The unvested portion of the Option shall expire on the date of termination and the vested portion of the Option (including any portion vested pursuant to the previous sentence of this Section 3(d)(i)), shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) the first anniversary of the date of termination on account of death or Disability.

(ii)                                  Termination Without Cause or for Good Reason.  If the Participant’s employment with the Company and its Affiliates is terminated by the Company or any Affiliate without Cause or by the Participant for “Good Reason” (as defined below), the Option shall become vested and exercisable on the date of such termination as to 100% of the Option Shares and shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety days (90) following such termination.  For purposes of this Agreement, “Good Reason” shall mean “Good Reason” as such term is defined in any agreement (other than this Agreement) between the Participant and the Company or an Affiliate, and absent such an agreement, shall be inapplicable.

(iii)                               Termination for Cause or by the Participant without Good Reason.  If the Participant’s employment with the Company and its Affiliates is terminated by the Company or any Affiliate for Cause, both the unvested and the vested portions of the Option shall terminate on the date of such termination.  If the Participant terminates his employment other than for Good Reason, the unvested portion of the Option shall expire on the date of termination and the vested portion of the Option shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety (90) days following such termination.

(iv)                              Non-Renewal Termination.  If the Participant’s employment is terminated due to a “Non-Renewal Termination,” as such term is defined in any employment agreement between the Participant and the Company or an Affiliate, the Option shall continue to vest in accordance with the vesting schedule set forth in Section 3(c)(i) as if the Participant had remained employed by the Company through the date on which the Option would otherwise have become vested as to 100% of the Option Shares.  The Option shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety (90) days following the date the Option becomes vested as to 100% of the Options Shares.

(e)                                  Compliance with Legal Requirements.  The granting and exercising of the Option, and any other obligations of the Company under this Agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.  The Committee, in its sole discretion, may postpone the issuance or delivery of Option Shares as the Committee may consider appropriate and may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Option Shares in compliance with applicable laws, rules and regulations.

(f)                                    Transferability.  The Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

(g)                                 Rights as Stockholder.  The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Option Shares, and (iii) the Participant’s name shall have been entered as a stockholder of record with respect to such Option Shares on the books of the Company.

(h)                                 Tax Withholding.  Prior to the delivery of a certificate or certificates representing the Option Shares, the Participant must pay in the form of a certified check to the Company any such additional amount as the Company determines that it is required to withhold under applicable federal, state or local tax laws in respect of the exercise or the transfer of Option Shares; provided that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

4.                                       Miscellaneous.

(a)                                  Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

With a copy to:

Charles D. Forman
Director, Member of the Compensation Committee
300 First Avenue
Needham, Massachusetts 02494

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(b)                                 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  No Rights to Employment.  Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(d)                                 Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(e)                                  Beneficiary.  The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(f)                                    Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(g)                                 Entire Agreement.  This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.  The Participant agrees and acknowledges that this Agreement supersedes all prior stock option agreements between the Participant and the Company, and that all such prior agreements are void and unenforceable.

(h)                                 Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Nevada.

(i)                                     Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(j)                                     Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

Las Vegas Sands Corp.

By:
Name:
Title:

[ Name of Participant]

[Signature Page to Nonqualified Stock Option Agreement]

Exhibit A

NOTICE OF OPTION EXERCISE

PURSUANT TO THE LAS VEGAS SANDS CORP.

2004 EQUITY AWARD PLAN

To exercise your option to purchase shares of Las Vegas Sands Corp. (the “Company”)  Common Stock (“Shares”), please fill out this form and return it to the General Counsel of the Company, together with either a certified check in the amount of the exercise price due, which is the product of the number of Shares with respect to which you are exercising the Option and the per share exercise price, or shares of Common Stock with a Fair Market Value equal to the exercise price due.  You are not required to exercise your option with respect to all Shares thereunder.  You also must include, as applicable, either a certified check in the amount of any required payroll taxes and income tax withholding due in connection with your exercise or shares of Common Stock with a Fair Market Value equal to the amount of any required payroll taxes and income tax withholding due in connection with your exercise, unless the Committee administering the Las Vegas Sands Corp. 2004 Equity Award Plan specifically provides for such obligation to be satisfied in a different manner.

I hereby exercise my right to purchase             Shares under the option granted to me pursuant to the Nonqualified Stock Option Agreement between myself and the Company, dated as of December     , 2004.  I am vested in my option as to the Shares being purchased hereunder.  I have enclosed either (a) one or more certified checks covering both the exercise price of $                   and the required payroll taxes and income tax withholding of $                  or (b) shares of Common Stock with a Fair Market Value equal to both the exercise price of $                  and, if so permitted by the Committee the required payroll taxes and income tax withholding of $                  (if not so permitted, please enclose a certified check for the withholding).  (Please contact the office of the General Counsel of the Company to determine the amount of any required payroll taxes and income tax withholding.)  I hereby represent that, to the best of my knowledge and belief, I am legally entitled to exercise this Option.

Signature:

Printed Name:

A-1

Social Security Number:

Date:

A-2

Las Vegas Sands Corp.
2004 EQUITY AWARD PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of December     , 2004 (the “Date of Grant”), is made by and between Las Vegas Sands Corp., a Nevada corporation (the “Company”), and                          (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which options may be granted to purchase shares of the Company’s Common Stock; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Participant a nonqualified stock option to purchase the number of shares of the Company’s Common Stock provided for herein.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.                                       Grant of Option.

The Company hereby grants on the Date of Grant to the Participant an option (the “Option”) to purchase         shares of Common Stock (such shares of Common Stock, the “Option Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.                                       Incorporation by Reference, Etc.

The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.                                       Terms and Conditions.

(a)                                  Option Price.  The price at which the Participant shall be entitled to purchase the Option Shares upon the exercise of all or any portion of the Option shall be $               per Option Share.

(b)                                 Expiration Date.  Subject to Section 3(d) hereof, the Option shall expire at the end of the period commencing on the Date of Grant and ending at 11:59 p.m. Eastern Standard Time on the day preceding the tenth anniversary of the Date of Grant (the “Option Period”).

(c)                                  Exercisability of the Option.

(i)                                     Subject to the Participant’s continued employment with the Company or an Affiliate and except as may otherwise be provided herein, the Option shall become vested and exercisable as to twenty-five percent (25%) of the Option Shares on each of the first through fourth anniversaries of the Date of Grant.

(ii)                                  The Option may be exercised only by written notice, substantially in the form attached hereto as Exhibit A (or a successor form provided by the Committee) delivered in person or by mail in accordance with Section 6(a) hereof and accompanied by payment therefor.  The purchase price of the Option Shares shall be paid by the Participant to the Company (i) in cash and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, that, if deemed necessary by the Company’s independent accounting firm in order to avoid an accounting charge to earnings for compensation on account of the exercise of the Option, such shares of Stock shall be Mature Shares, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Option Shares, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow in writing.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, as amended, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(d)                                 Effect of Termination of Employment on the Option.

(i)                                     Death/Disability.  If the Participant’s employment with the Company and its Affiliates terminates on account of the Participant’s death or by the Company or any Affiliate due to Disability, the unvested portion of the Option shall

2

expire on the date of termination and the vested portion of the Option shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) one year following the date of termination on account of death or Disability.

(ii)                                  Termination Other than due to Death/Disability or for Cause.  If the Participant’s employment with the Company and its Affiliates is terminated for any reason other than on account of the Participant’s death or by the Company or any Affiliate due to Disability or for Cause, the unvested portion of the Option shall expire on the date of termination and the vested portion of the Option shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period or (B) ninety (90) days following such termination.

(iii)                               Termination for Cause.  If the Participant’s employment with the Company and its Affiliates is terminated by the Company or any Affiliate for Cause, both the unvested and the vested portions of the Option shall terminate on the date of such termination.

(e)                                  Compliance with Legal Requirements.  The granting and exercising of the Option, and any other obligations of the Company under this Agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.  The Committee, in its sole discretion, may postpone the issuance or delivery of Option Shares as the Committee may consider appropriate and may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Option Shares in compliance with applicable laws, rules and regulations.

(f)                                    Transferability.  The Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

(g)                                 Rights as Stockholder.  The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Option Shares, and (iii) the Participant’s name shall have been entered as a stockholder of record with respect to such Option Shares on the books of the Company.

(h)                                 Tax Withholding.  Prior to the delivery of a certificate or certificates representing the Option Shares, the Participant must pay in the form of a certified check to the Company any such additional amount as the Company determines that it is required to withhold under applicable federal, state or local tax laws in respect of the exercise or the transfer of Option Shares; provided that the Committee may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

3

4.                                       Miscellaneous.

(a)                                  Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

With a copy to:

Charles D. Forman
Director, Member of the Compensation Committee
300 First Avenue
Needham, Massachusetts 02494

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(b)                                 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  No Rights to Employment.  Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(d)                                 Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(e)                                  Beneficiary.  The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee

4

and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(f)                                    Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(g)                                 Entire Agreement.  This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.  The Participant agrees and acknowledges that this Agreement supersedes all prior stock option agreements between the Participant and the Company, and that all such prior agreements are void and unenforceable.

(h)                                 Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Nevada.

(i)                                     Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(j)                                     Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

Las Vegas Sands Corp.

By:
Name:
Title:

[ Name of Participant]

[Signature Page to Nonqualified Stock Option Agreement]

Exhibit A

NOTICE OF OPTION EXERCISE

PURSUANT TO THE LAS VEGAS SANDS CORP.

2004 EQUITY AWARD PLAN

To exercise your option to purchase shares of Las Vegas Sands Corp. (the “Company”)  Common Stock (“Shares”), please fill out this form and return it to the General Counsel of the Company, together with either a certified check in the amount of the exercise price due, which is the product of the number of Shares with respect to which you are exercising the Option and the per share exercise price, or shares of Common Stock with a Fair Market Value equal to the exercise price due.  You are not required to exercise your option with respect to all Shares thereunder.  You also must include, as applicable, either a certified check in the amount of any required payroll taxes and income tax withholding due in connection with your exercise or shares of Common Stock with a Fair Market Value equal to the amount of any required payroll taxes and income tax withholding due in connection with your exercise, unless the Committee administering the Las Vegas Sands Corp. 2004 Equity Award Plan specifically provides for such obligation to be satisfied in a different manner.

I hereby exercise my right to purchase      Shares under the option granted to me pursuant to the Nonqualified Stock Option Agreement between myself and the Company, dated as of December    , 2004.  I am vested in my option as to the Shares being purchased hereunder.  I have enclosed either (a) one or more certified checks covering both the exercise price of $        and the required payroll taxes and income tax withholding of $        or (b) shares of Common Stock with a Fair Market Value equal to both the exercise price of $        and, if so permitted by the Committee the required payroll taxes and income tax withholding of $        (if not so permitted, please enclose a certified check for the withholding).  (Please contact the office of the General Counsel of the Company to determine the amount of any required payroll taxes and income tax withholding.)  I hereby represent that, to the best of my knowledge and belief, I am legally entitled to exercise this Option.

Signature:

Printed Name:

A-1

Social Security Number:

Date:

A-2

Las Vegas Sands Corp.

2004 EQUITY AWARD PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), dated as of December    , 2004 (the “Date of Grant”), is made by and between Las Vegas Sands Corp., a Nevada corporation (the “Company”), and              (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which each Non-Employee Director is granted an option to purchase shares of the Company’s Common Stock.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1                                          Grant of Option.

The Company hereby grants on the Date of Grant to the Participant an option (the “Option”) to purchase     shares of Common Stock (such shares of Common Stock, the “Option Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.                                       Incorporation by Reference, Etc.

The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.                                       Terms and Conditions.

(a)                                  Option Price.  The price at which the Participant shall be entitled to purchase the Option Shares upon the exercise of all or any portion of the Option shall be $           per Option Share.

(b)                                 Expiration Date.  Subject to Section 3(d) hereof, the Option shall expire at the end of the period commencing on the Date of Grant and ending at 11:59 p.m. Eastern Standard Time on the day preceding the tenth anniversary of the Date of Grant (the “Option Period”).

(c)                                  Exercisability of the Option.

(i)                                     Subject to the Participant’s continued service as a Non-Employee Director of the Company and except as may otherwise be provided herein, the Option shall become vested and exercisable as to twenty percent (20%) of the option Shares on each of the first, second, third, fourth, and fifth anniversaries of the Date of Grant.

(ii)                                  The Option may be exercised only by written notice, substantially in the form attached hereto as Exhibit A (or a successor form provided by the Board) delivered in person or by mail in accordance with Section 6(a) hereof and accompanied by payment therefor.  The purchase price of the Option Shares shall be paid by the Participant to the Company (i) in cash and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, that, if deemed necessary by the Company’s independent accounting firm in order to avoid an accounting charge to earnings for compensation on account of the exercise of the Option, such shares of Stock shall be Mature Shares, (ii) in the discretion of the Board, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Board a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Option Shares, sufficient to pay the Option Price or (iii) by such other method as the Board may allow in writing.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Board determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, as amended, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(d)                                 Effect of Cessation of Service Relationship on the Option.  If the Participant’s service as a Non-Employee Director of the Company ceases due to the death of the Participant, the Option shall become vested and exercisable on the date of such cessation as to 100% of the Option Shares.  If the Participant’s service as a Non-Employee Director of the Company ends for any other reason, the unvested portion of the Option shall terminate on the date of such cessation.  The Option, to the extent vested, shall remain exercisable by the Participant through the earlier of (A) the expiration of the Option Period, (B) one year following the date of cessation of service on account of the Participant’s death, or (C) three months after the date of cessation of service for any other reason.

(e)                                  Compliance with Legal Requirements.  The granting and exercising of the Option,

2

and any other obligations of the Company under this Agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.  The Board, in its sole discretion, may postpone the issuance or delivery of Option Shares as the Board may consider appropriate and may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Option Shares in compliance with applicable laws, rules and regulations.

(f)                                    Transferability.  The Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

(g)                                 Rights as Stockholder.  The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock subject to this Option unless, until and to the extent that (i) this Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Participant the Option Shares, and (iii) the Participant’s name shall have been entered as a stockholder of record with respect to such Option Shares on the books of the Company.

(h)                                 Tax Withholding.  Prior to the delivery of a certificate or certificates representing the Option Shares, the Participant must pay in the form of a certified check to the Company any such additional amount as the Company determines that it is required to withhold under applicable federal, state or local tax laws in respect of the exercise or the transfer of Option Shares; provided that the Board may, in its sole discretion, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

4.                                       Miscellaneous.

(a)                                  Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

3

(b)                                 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  No Rights to Employment or Service Relationship.  Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(d)                                 Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(e)                                  Beneficiary.  The Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(f)                                    Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(g)                                 Entire Agreement.  This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.  The Participant agrees and acknowledges that this Agreement supersedes all prior stock option agreements between the Participant and the Company, and that all such prior agreements are void and unenforceable.

(h)                                 Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Nevada.

(i)                                     Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

4

(j)                                     Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

Las Vegas Sands Corp.

By:
Name:
Title:

[ Name of Participant]

[Signature Page to Nonqualified Stock Option Agreement]

Exhibit A

NOTICE OF OPTION EXERCISE

PURSUANT TO THE LAS VEGAS SANDS CORP.

2004 EQUITY AWARD PLAN

To exercise your option to purchase shares of Las Vegas Sands Corp. (the “Company”)  Common Stock (“Shares”), please fill out this form and return it to the General Counsel of the Company, together with either a certified check in the amount of the exercise price due, which is the product of the number of Shares with respect to which you are exercising the Option and the per share exercise price, or shares of Common Stock with a Fair Market Value equal to the exercise price due.  You are not required to exercise your option with respect to all Shares thereunder.  You also must include, as applicable, either a certified check in the amount of any required payroll taxes and income tax withholding due in connection with your exercise or shares of Common Stock with a Fair Market Value equal to the amount of any required payroll taxes and income tax withholding due in connection with your exercise, unless the Board specifically provides for such obligation to be satisfied in a different manner.

I hereby exercise my right to purchase      Shares under the option granted to me pursuant to the Nonqualified Stock Option Agreement between myself and the Company, dated as of December   , 2004.  I am vested in my option as to the Shares being purchased hereunder.  I have enclosed either (a) one or more certified checks covering both the exercise price of $        and the required payroll taxes and income tax withholding of $        or (b) shares of Common Stock with a Fair Market Value equal to both the exercise price of $        and, if so permitted by the Board the required payroll taxes and income tax withholding of $        (if not so permitted, please enclose a certified check for the withholding).  (Please contact the office of the General Counsel of the Company to determine the amount of any required payroll taxes and income tax withholding.)  I hereby represent that, to the best of my knowledge and belief, I am legally entitled to exercise this Option.

Signature:

Printed Name:

Social Security Number:

Date:

A-1